Deutsche Bank 2010 Alternative Energy, Utilities & Power Conference May 12, 2010 1 Exhibit 99.1

Peter Mainz- CEO and President Jeff Kyle- CFO Jim Hilty- VP, Business Development 2

Safe Harbor Statement
The statements made during this presentation, other than historical facts, are made in reliance on the safe-
harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements involve risks and uncertainties and are subject to change at any time. These statements reflect the Company’s current expectations regarding its financial position, revenues, cash flow and other operating results, business strategy, financing plans, forecasted trends related to the markets in which the Company operates, legal proceedings and similar matters. We cannot assure you that the expectations expressed or implied in these forward-looking statements will turn out to be accurate. Our actual results could be materially different from our operations because of various risks. These risks include our susceptibility to macroeconomic downturns in the United States and abroad, conditions in the residential, commercial and industrial construction markets and in the automotive industry, our dependence on new product development and intellectual property, and our dependence on independent distributors and third-party contract manufacturers, automotive vehicle production levels and schedules, our substantial financial leverage, debt service and other cash requirements, liquidity constraints and risks related to future growth and expansion. Other important risk factors that could cause actual events or results to differ from those contained or implied in the forward-looking statements include, without limitation, our ability to integrate acquired companies, general economic and business conditions, competition, adverse changes in the regulatory or legislative environment in which we operate, customer cancellations and other factors beyond the Company’s control.
We encourage you to review our annual report on Form 10-K, which discusses in greater detail our results of operations for the most recently completed fiscal year and consider the risks that relate to any of our forward-looking statements.

Experience
Over a century of experience in providing advanced technologies to utility industry
Technology
Advanced technology and communications for data collection, control and metering
Global
Global footprint on five continents with operations and activities in many countries
Proven

A leader in innovative technology solutions that enable intelligent use and conservation of critical energy and water resources.
Proven technology with 7 Million SmartPoint™ devices deployed at over 225 utilities

About Sensus
• Record $866 million of Net Sales
in FY2010; 9% 5 yr. CAGR
• Record $128 million Adjusted
EBITDA*; 14.8% margin*
• A market leader in the
• NA Smart Grid market
• Global Water market
• NA Gas market
• Nearly 4,000 employees
worldwide
• Headquarters in Raleigh, N.C.
* See Appendix: Non-GAAP Measures

Market Environment 6

Today’s Reality
• Energy and water - under pressure
• Utilities and consumers - under pressure
• Politicians and regulators - under pressure
• Aging infrastructure - upgrade
• Demand growth certain - local and global
• Electric cars, renewable/distributed generation
• Need for control, conservation, cost efficiency

OPPORTUNITY KNOCKS
Join a dynamic sales team
withconsiderable experience

•
Technology is here, affordable to deliver
control, conservation, cost efficiency
•
Government seeding investments:
– $787 billion ARRA stimulus package in US
– Not limited to the US
•
Risk management is key
The Opportunities

Total Meters
Automated Meters
(units in millions)
350
300
250
200
150
100
50
0
143
82
92
44
70
39
305
165
Electric
Water
Gas
Total

Technology Transition Is Underway
• Transition to AMI & Smart
Meters is underway
• 165 million (54%) of the
estimated 305 million
installed meters in NA have
been converted to some type
of automated metering
• Early AMR installations must
be replaced to make them
AMI/Smart Grid compatible
• 2.7 billion global meter
installed base
Source: “The Scott AMR Report: AMR Deployments in North America, 4th Quarter 2009”, IMS
Research “The World Market for Utility Meters – 2009 Edition” and Management estimates.
Global Meter Installed Base (units in millions)
1,277
976 442 2,695

Our communication platform is dedicated, reliable, secure
– Minimum infrastructure; FCC licensed protected radio spectrum
– Standards compliant; Upgradeable in place, over-the-air
Our SmartPoint™ devices are field proven…at scale
– 7 million installed & communicating over the last 3 years
– 2 million for Southern Company
– 225 individual projects electric, water, gas & combination utilities
Our solid track record
– Long history and experience with global utilities
– Leading NA smart grid market position
– Leading global water market position
– Solid and proven business model
– Global footprint
– Commitment to technology innovation and R&D investment
Sensus Advantages

Electric Vehicles
Netmetering &
Distributed Storage
Charging Station
Distributed
Generation
(Wind/Solar/Other)
Meters
Electricity / Water / Gas
Demand Response
Programs
Programmable Thermostats
Water Heaters & Switches
Distribution
Automation
(Substation Equipment)
Utility
Backend
Sensus Smart Grid Solution

Building the Smart Grid…Today
• 225 Smart Grid projects completed
or in-process
• 37 States
• 2 Canadian Provinces
• 2 European countries
• 7 million SmartPoint™ devices
installed
•
11 million SmartPoint™
devices
when all current projects complete

(units in millions)
7
6
5
4
3
2
1
0
3/07
6/07
9/07
12/07
3/08
6/08
9/08
12/08
3/09
6/09
9/09
12/09
3/10
Cumulative SmartPoints Shipped (E+W+G)

sensus

Sensus
SmartPoint™Deployments
• Dramatic growth in electric
Sensus SmartPoint
TM
device
deployments
• Electric growth driven by 2-way
Smart Grid deployments, not
basic AMR
•
Electric AMI market share
increased from 3% to 23% in
two years
• Water market transitioning from
basic AMR to 2-way smart
metering
Source: The Scott Report: AMR Deployments in North America and Sensus

SOUTHERN COMPANY			
ALLIANT ENERGY			
ATMOS energy			
Portland General Electric			
NVEnergy			

sensus

Major Utilities Selecting Sensus
Utilities
Customers
Served
AMI Endpoints Duration
4.3 million 4.3 million Electric 15 years
1.4 million
1.0 million Electric
0.4 million Gas
15 years
3.0 million 0.3 million Gas 20 years
0.9 million 0.9 million Electric 12 years
2.4 million
1.3 million Electric
0.2 million Gas
20 years
London Hydro
Smart Grid Consortium
Ontario, Canada
(representing 35 utilities)
1.8 million 1.2 million Electric 15 years

A Global Water Metering Leader
Global Market
Market Size: $2.3 billion
• Scarcity of water and conservation
initiatives are global factors
• Key markets of North America (22%
share) and Europe (25% share) are driven
by water meter replacement programs
• Technology is a driver both for residential
and commercial & industrial applications
– 2-Way water communications network
– iPERL™ water management device
• Global market coverage
Source: IMS Research Report 2008; management estimates.
Note: Market shares based on revenue.

16%

Financial Overview 16

Fiscal Year End March 31
(US$ in millions)
FY 2009 FY 2010
Percent
Change
Net Sales
$792 $866 + 9.3%
Gross Profit
$199 $247 + 24.1%
Gross Profit %
25.1% 28.5%
R&D Investment / Net Sales %
3.9% 4.8%
Adjusted EBITDA *
$102 $128 + 25.5%
Adjusted EBITDA % *
12.9% 14.8%
Backlog
$124 $134 + 8.1%
Average Sales Cycle (days)**
26 15 + 42.3%
Financial Highlights
*   See Appendix: Non-GAAP Measures
**  Sales Cycle =  Days Sales + Days  Inventory  - Days Payable

Water Metering
39%
Gas Metering
7%
Precision
Die Casting
7%
Clamps &
Couplings
7%
Clamps & Couplings
10%
Precision
Die Casting
7%
Gas Metering
12%
Water Metering
60%
Evolution of Net Sales
Fiscal Year 2004 Net Sales Fiscal Year 2010 Net Sales
Conservation Solutions
11%
$59M
Conservation Solutions
40%
$348M up 490%
Net Sales: $529M Net Sales: $866M
(Fiscal year ended March 31)

Global Reach Over 40 facilities on five continents and nearly 4,000 people Text $611M $15M $28M $169M $43M 19 Net Sales by Geography

FY05-10: 9% CAGR

FY05-10: 7% CAGR

FY05-10: 17% CAGR

$92
$97
$94
$91
$102
$128
16%
16%
15%
13%
13%
15%
0%
5%
10%
15%
20%
25%
$0
$20
$40
$60
$80
$100
$120
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
$34
$47
$29
$51
$61
$73
$0
$10
$20
$30
$40
$50
$60
$70
$80
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
$572
$614
$631
$722
$792
$866
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
FY
2005
FY
2006
FY
2007
FY
2008
FY
2009
FY
2010
Strong Financial Track Record
Net Sales
(1) Net cash provided by operating activities as reported in the
Company SEC filings.
Adjusted EBITDA margins improving as
leverage and scale drive operating results.
R&D investment rate increase approximately
25% from 2008 levels to 4.8% of net sales as
technology is introduced across the Utility
Infrastructure Systems  product portfolios.
2008 Sensus launches FlexNet™ systems
and enters AMI Electric markets.
2009 revenue traction attained as market
share expands rapidly to 23% with 7 million
SmartPoint™ devices shipped within just over
2 years.
Fiscal Year Ended March 31 (US$ in millions)
Adjusted EBITDA * Operating Cash Flow
(1)
Continued drive on balance sheet efficiency
through working capital initiatives. Days sales
cycle improved over 100% since 2008.
Maintained investments in infrastructure and
software to support market strategies and
commitments.
* See Appendix: Non-GAAP Measures

Sensus is “Smart Grid-Ready” Today
• Financially strong provider of time-tested technology and
communications to global water, gas and electric utilities
• No matter what the alternative energy source is, it must be measured, managed and controlled
• Increasing water scarcity will drive efficiency and conservation
• “Future-proof,” flexible and proven AMI/Smart Grid solutions
• Cover all types of utilities, population densities and terrain
• 7 million Sensus
SmartPoint™
devices installed to date
• Our Goal: Sensus in every home and business

What Does Success Look Like? • Proven technology solutions and ongoing innovation • Trusted partner whose system flexibility and ongoing innovations reduce risk • Cost efficiency • Execution 22

Success Looks Like Sensus! 23

Thank You For more information visit: www.sensus.com 24

Appendices 25

Appendix: Financial Position
Fiscal Year End March 31
(US$ in millions )
FY 2008 FY 2009 FY 2010
FY % of
Capitalization
Cash $  38 $  38 $  59
Short-term loans $    6 $  5 $    5 1%
Term loans $174 $159 $186 26%
Sr. Subordinated Notes $275 $275 $275 38%
Total Debt $455 $439 $466 65%
Paid-in Capital $243 $245 $252 35%
Total Book Capitalization $698 $684 $718 100%
Adjusted EBITDA *
(1)
$  91 $102 $128
Adjusted EBITDA * / Interest
expense, net
(1)
2.4x 3.1x 2.9x
Net Debt / Adjusted EBITDA* 4.5x 3.7x 3.4x
* See Appendix: Non-GAAP Measures

(1)
As defined in the credit facility agreements.

Appendix: Non-GAAP Measures
• To enhance the comparability and usefulness of its financial information, the Company provides certain non-GAAP measures to describe more fully the results of its underlying business.
Specifically, the Company utilizes the measure of Adjusted EBITDA, which is defined as follows:
–
Adjusted EBITDA
is defined as consolidated earnings before
interest expense, depreciation and amortization, and income
taxes plus (a) restructuring costs, (b) management fees and (c)
acquisition-related costs, and adjusted for other nonrecurring items.
• Refer to the Company’s press release on Form 8-K dated May 7,
2010 for further discussion of non-GAAP measures.

Appendix: Non-GAAP Measures
A reconciliation of Adjusted EBITDA to consolidated net loss follows:
FY FY FY FY FY FY
Ended Ended Ended Ended Ended Ended
($ in millions) 3/31/2010 3/31/2009 3/31/2008 3/31/2007 3/31/2006 3/31/2005
Net sales $       865.6 $       791.9 $       722.0 $       631.4 $       613.9 $       569.8
Adjusted Gross Profit $       247.2 $       199.4 $       186.9 $       177.7 $       186.4 $       170.8
Consolidated net loss $        (5.0) $       (16.0) $         (6.4) $          (8.4) $          (3.2) $         (5.0)
Depreciation and amortization 45.5 46.6 47.7 48.1 42.4 39.8
Interest expense, net 43.6 39.9 41.8 42.4 39.3 36.7
Income tax provision (benefit) 7.7 0.7 (1.4) 0.5 8.2 8.3
Restructuring costs 25.9 9.9 7.0 8.5 7.2 8.1
Management fees 3.3 3.1 2.6 2.6 2.3 2.1
Acquisition-related costs 1.2 - - 0.1   - -
Loss on debt extinguishment 5.9 - - - - -
Other non-recurring items - 3.3 - - 1.1 0.9
Goodwill impairment - 14.4 - - - -
(Gain) loss from discontinued operations - - - (0.1) - 0.8
Adjusted EBITDA (excluding discontinued operations) $       128.1 $       101.9 $         91.3 $         93.7 $         97.3 $         91.7